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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                               September 22, 1998
                               ------------------
               (Date of Report - Date of earliest event reported)

                        PERKINS FAMILY RESTAURANTS, L.P.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


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
                  Delaware                                  1-9214                             62-1283091
                  --------                                  ------                             ----------
(State or other jurisdiction of incorporation       (Commission file number)       (I.R.S. employer identification no.)
               or organization)
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          6075 Poplar Avenue, Suite 800, Memphis, Tennessee 38119-4709
          ------------------------------------------------------------
                    (Address of principal executive offices)


                                  901-766-6400
                                  ------------
              (Registrant's telephone number, including area code)



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                              ITEM 5. OTHER EVENTS

On September 22, 1998, Richard K. Arras, President and Chief Operating Officer of Perkins Management Company, Inc. ("PMC"), the general partner of Perkins Family Restaurants, L.P. resigned. Donald N. Smith, Chairman and Chief Executive Officer of PMC, will oversee the company until a successor is named.


                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits - Reference is made to the Index of Exhibits attached hereto as page 3 and made a part hereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PERKINS FAMILY RESTAURANTS, L.P.
                                       BY:  PERKINS MANAGEMENT COMPANY, INC.
                                            GENERAL PARTNER


                                       By:  /s/ Steven R. McClellan
                                            --------------------------------
                                       Steven R. McClellan
                                       Executive Vice President
                                       Chief Financial Officer


DATE:      October 2, 1998

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Exhibit Index


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
Exhibit No.       Description
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
10.1              Press release dated September 22, 1998 announcing the
                  resignation of Richard K. Arras as President and Chief
                  Operating Officer of Perkins Family Restaurants, L.P.
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